                        UNITED STATES

              SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2003

                PARAMCO FINANCIAL GROUP, INC.

            -------------------------------------

   (Exact name of registrant as specified in its charter)

   Delaware                000-32495                 88-0441287

 ------------           ----------------           ---------------

(State or other       (Commission File No.)       (I.R.S. Employer

jurisdiction of                                  Identification No.)

incorporation or

 organization)

     4610 So. Ulster Street, Suite 150, Denver, Colorado 80237

   -----------------------------------------------------------------

             (Address of principal executive offices)

 Registrant's telephone number, including area code:   (720)528-7303

                                N/A

                           --------------

   (Former name or former address, if changed since last report)

Item 5.02.    Resignations of Registrant's Directors.

On September 9, 2004, George Betts and Mike Roth resigned their positions as Directors On that same date, they also both resigned their positions as Chief Financial Officer and Secretary, respectively. Both left their posts due to personal reasons. At no time during the tenure of either Mr. Betts or Mr. Roth were there any disagreements, whether or not resolved, on any matter of accounting principles or practices, financial statement or disclosure or auditing scope or procedure.

                         SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed by the undersigned hereunto duly authorized.

Date:    September 15, 2004      PARAMCO FINANCIAL GROUP, INC.

                              /s/ Paul Sidey

                              -------------------------

                              President